Exhibit 10.49

Execution Copy

AMENDMENT #2

TO

TECHNOLOGY SUBLICENSE AGREEMENT

This AMENDMENT #2 TO TECHNOLOGY SUBLICENSE AGREEMENT (this “Amendment”) is dated as of December 15, 2011 (the “Effective Date”) and made by and among GS RC Investments LLC, a Delaware limited liability company (“Sublicensee”), Clean Coal Solutions, LLC (f/k/a ADA-NexCoal, LLC), a Colorado limited liability company (“Sublicensor”), and ADA-ES INC., a Colorado corporation (“Licensor”). Sublicensee, Sublicensor, and Licensor are sometimes hereinafter individually referred to as a “Party” and collectively as the “Parties.”

RECITALS:

WHEREAS, the Parties have previously entered into that certain Technology Sublicense Agreement, dated as of June 29, 2010, as amended by that certain Omnibus Amendment, dated August 10, 2010, as further amended by that certain Amendment to Technology Sublicense Agreement, dated November 21, 2011 (the “Sublicense Agreement”).

WHEREAS, Sublicensee and AEC-TH, LLC (“AEC-TH”) have previously entered into that certain Equipment Lease, dated as of June 29, 2010 (the “Existing TH Equipment Lease”), whereby AEC-TH leased to Sublicensee a refined coal production facility (the “Existing TH Facility”).

WHEREAS, simultaneously with the execution of this Amendment, Sublicensee, Sublicensor and AEC-TH are entering into an agreement for the lease of a redesigned refined coal production facility, newly constructed and owned by AEC-TH (the “New TH Facility”) and the termination of the Existing TH Equipment Lease.

WHEREAS, the Parties desire to amend the Sublicense Agreement as set forth herein.

NOW, THEREFORE, in consideration of the foregoing recitals, the promises and agreements set forth in this Amendment, and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the Parties agree as follows:

ARTICLE I

AMENDMENTS TO SUBLICENSE AGREEMENT

Section 1.1 Amendments to Article I. The definition of “Equipment Leases” in Article I of the Sublicense Agreement shall hereby be deleted in its entirety and replaced by the following definition:

“Equipment Leases” means, collectively (a) that certain Equipment Lease dated as of November 21, 2011, between AEC-NM, LLC and Sublicensee and (b) that certain Equipment Lease dated as of December 14, 2011, between AEC-TH, LLC and Sublicensee.

Section 1.2 Amendment to Exhibit B. The description of the Existing TH Facility on Exhibit B shall be deleted in its entirety and replaced with the description of the New TH Facility, attached as Exhibit A hereto.

ARTICLE II

GENERAL PROVISIONS

Section 2.1 Effectiveness and Ratification. All of the provisions of this Amendment shall be effective as of the Effective Date. Except as specifically provided for in this Amendment, the terms of the Sublicense Agreement shall remain in full force and effect. In the event of any conflict or inconsistency between the terms of this Amendment and the Sublicense Agreement, the terms of this Amendment shall prevail and govern.

Section 2.2 Amendment; Entire Agreement. This document contains the entire agreement between the parties hereto with respect to the subject matter hereof. There are no oral agreements between the parties hereto with respect to the subject matter hereof.

Section 2.3 Governing Law. This Amendment shall be governed by and construed in accordance with the law of the State of New York, without regard to the conflicts of law principles of such state.

Section 2.4 Counterparts. This Amendment may be signed in two counterparts, each of which taken together shall constitute one instrument, and each of the parties hereto may execute this Amendment by signing either such counterpart. This Amendment shall become effective upon execution by both of the parties hereto. A facsimile copy will be deemed an original.

[Signature page follows.]

IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed and delivered as of the Effective Date.

ADA-ES, INC.

By:	/s/ Mark H. McKinnies
Name: Mark H. McKinnies
Title: Senior Vice President and CFO

CLEAN COAL SOLUTIONS, LLC

By:	/s/ Clayt M. Reynolds
Name: Clayt M. Reynolds
Title: Authorized Signatory

GS RC INVESTMENTS LLC

By:	/s/ Michael Feldman
Name: Michael Feldman
Title: Authorized Signatory

Signature Page to

Amendment #2 to Technology Sublicense Agreement

EXHIBIT A

Filed as Exhibit B to Exhibit 10.47 to this Report on Form 10-K

Exhibit A